UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2007
NNN Healthcare/Office REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	333-133652 (Commission File Number)	20-4738467 (I.R.S. Employer Identification No.)

1551 N. Tustin Avenue, Suite 200
Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:              714-667-8252
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
We previously filed a Form 8-K, or the Form 8-K, on April 25, 2007, reporting our acquisition of Commons V Medical Office Building, or the Commons V property, located in Naples, Florida as described in such Form 8-K. We are filing this Form 8-K/A, Amendment No. 1, to provide the financial information required by Item 9.01.
Item 9.01 Financial Statements and Exhibits.

INDEPENDENT AUDITORS’ REPORT
To the Board of Directors
NNN Healthcare/Office REIT, Inc.
We have audited the accompanying statement of revenues and certain expenses of Commons V Medical Office Building, or the Property, for the year ended December 31, 2006. This statement of revenues and certain expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the statement of revenues and certain expenses and is not intended to be a complete presentation of the Property’s revenues and expenses.
In our opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses as described in Note 1 to the statement of revenues and certain expenses of Commons V Medical Office Building for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ KMJ | Corbin & Company LLP

Irvine, California
June 29, 2007

COMMONS V MEDICAL OFFICE BUILDING
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Three Months Ended March 31, 2007 (Unaudited) and the Year Ended December 31, 2006

	Three Months Ended
	March 31, 2007	Year Ended
	(Unaudited)	December 31, 2006

Revenues:
Rental income	$279,000	$1,039,000
Tenant reimbursements	149,000	585,000

Total revenues	428,000	1,624,000

Certain expenses:
Grounds maintenance	4,000	32,000
Building maintenance	22,000	78,000
Real estate taxes	28,000	110,000
Electricity, water and gas utilities	64,000	311,000
Property management fees	8,000	30,000
Insurance	14,000	44,000
General and administrative	4,000	8,000

Total certain expenses	144,000	613,000

Revenues in excess of certain expenses	$284,000	$1,011,000

The accompanying notes are an integral part of the statements of revenues and certain expenses.

COMMONS V MEDICAL OFFICE BUILDING
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Three Months Ended March 31, 2007 (Unaudited) and
For the Year Ended December 31, 2006
NOTE 1 — ORGANIZATION AND BASIS OF PRESENTATION
Organization
The accompanying statements of revenues and certain expenses include the operations of Commons V Medical Office Building, or the Property, located in Naples, Florida. The Property has 55,000 square feet of gross leaseable area and is 100% leased as of December 31, 2006.
Basis of Presentation
The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission, or the SEC, which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The statements of revenues and certain expenses include the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and therefore, the statements of revenues and certain expenses are not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of interest expense, depreciation and amortization and federal and state income taxes.
The accompanying statements of revenues and certain expenses are not representative of the actual operations for the period presented, as certain expenses that may not be comparable to the expenses expected to be incurred by NNN Healthcare/Office REIT, Holdings, L.P. in the future operations of the Property have been excluded.
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
All leases are classified as operating leases and minimum rents are recognized on a straight-line basis over the terms of the leases (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized in the period that the expenses are incurred.
Repairs and Maintenance
Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.
Property Management Fees
The Property has incurred a fixed monthly management fee of $2,500.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ materially from those estimates.

COMMONS V MEDICAL OFFICE BUILDING
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Three Months Ended March 31, 2007 (Unaudited) and
For the Year Ended December 31, 2006
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES , continued
Unaudited Interim Information
The statement of revenues and certain expenses for the three months ended March 31, 2007 is unaudited. In the opinion of management, such financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.
NOTE 3 — LEASES
The Property has entered into operating lease agreements with tenants that expire at various dates through 2012 and are subject to consumer price index increases in base rent. The aggregate annual future minimum lease payments to be received under the existing non-cancelable operating leases as of December 31, 2006 are as follows:

2007	$995,000
2008	705,000
2009	573,000
2010	507,000
2011	507,000
Thereafter	288,000

$3,575,000

The leases also require reimbursement of the tenant’s proportional share of common area expenses, real estate taxes and other operating expenses, which are not included in the amounts above.
NOTE 4 — TENANT CONCENTRATION
For the three months ended March 31, 2007 (unaudited), the Property had one tenant occupying 73% of the gross leaseable area which accounted for 69% of quarterly rental income.

		Aggregate	% Aggregate
	Date of Lease	Quarterly	Quarterly Rental
Tenant Name	Expiration	Rental Income	Income

Anchor Health Centers, Inc.	Various	$189,000	69%
If this tenant was to default on its leases, future revenue of the Property would be materially and adversely impacted.
For the year ended December 31, 2006, the Property had one tenant occupying 73% of the gross leaseable area which accounted for 74% of total rental income.

		Aggregate	% Aggregate
	Date of Lease	Annual	Annual
Tenant Name	Expiration	Rental Income	Rental Income

Anchor Health Centers, Inc.	Various	$758,000	74%
If this tenant was to default on its leases, future revenue of the Property would be materially and adversely impacted.

COMMONS V MEDICAL OFFICE BUILDING
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Three Months Ended March 31, 2007 (Unaudited) and
For the Year Ended December 31, 2006
NOTE 5 — COMMITMENTS AND CONTINGENCIES
Litigation
The Property may be subject to legal claims in the ordinary course of business as a property owner. Management believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.
Environmental Matters
In connection with the ownership and operation of real estate, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and management is not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s results of operations.
Other Matters
Other commitments and contingencies include the usual obligations of a real estate property in the normal course of business. In the opinion of management, these matters are not expected to have a material adverse effect on the Property’s financial position and/or results of operations.
NOTE 6 — SUBSEQUENT EVENT
On April 24, 2007, NNN Healthcare/Office REIT Holdings L.P., through its wholly owned subsidiary, purchased the property for a total purchase price of $14,100,000.

NNN Healthcare/Office REIT, Inc.
Unaudited Pro Forma Condensed Consolidated Financial Statements
For the Three Months Ended March 31, 2007 and for the Period from
April 28, 2006 (Date of Inception) through December 31, 2006
     The accompanying unaudited pro forma condensed consolidated balance sheet as of March 31, 2007 is presented as if we acquired the Commons V Medical Office Building, or the Commons V property, on December 31, 2006. The Commons V property was initially acquired using proceeds, net of offering costs, received from our initial public offering through the acquisition date at $10.00 per share. Subsequently, on May 14, 2007, we entered into a loan secured by the property in the principal amount of $10,000,000. The pro forma adjustments assume the offering proceeds, net of the secured loan proceeds, were raised as of March 31, 2007.
     The accompanying unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2007 and for the period from April 28, 2006 (Date of Inception) through December 31, 2006 is presented as if we acquired the Commons V property on April 28, 2006 (Date of Inception). The Commons V property was initially acquired using proceeds, net of offering costs, received from our initial public offering through the acquisition date at $10.00 per share. Subsequently, on May 14, 2007, we entered into a loan secured by the property in the principal amount of $10,000,000. The pro forma adjustments assume the offering proceeds, net of the secured loan proceeds, were raised as of April 28, 2006 (Date of Inception).
     The accompanying unaudited pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisition reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future. In addition, the unaudited pro forma condensed consolidated financial statements include pro forma allocations of the purchase price of the Commons V property based upon preliminary estimates of the fair value of the assets acquired and liabilities assumed in connection with the acquisition and are subject to change.

NNN Healthcare/Office REIT, Inc.
Unaudited Pro Forma Condensed Consolidated
Balance Sheet as of March 31, 2007

		Acquisition of
	Company	Commons V		Company Pro
	Historical (A)	Property (B)		Forma

ASSETS
Real estate investments:
Operating properties, net	$40,693,000	$13,223,000		$53,916,000
Cash and cash equivalents	4,727,000	—		4,727,000
Accounts and other receivable, net	226,000	—		226,000
Accounts receivable due from affiliates	81,000	—		81,000
Restricted cash	1,697,000	111,000	(C)	1,808,000
Identified intangible assets, net	9,567,000	1,630,000		11,197,000
Other assets, net	626,000	236,000	(C)	862,000

Total assets	$57,617,000	$15,200,000		$72,817,000

LIABILITIES, MINORITY INTEREST AND STOCKHOLDERS’ EQUITY

Liabilities:
Mortgage loan payables	$31,410,000	$10,000,000	(C)	$41,410,000
Accounts payable and accrued liabilities	1,089,000	32,000		1,121,000
Accounts payable due to affiliates	1,913,000	2,000		1,915,000
Security deposits and prepaid rent	148,000	64,000		212,000
Identified intangible liabilities, net	114,000	—		114,000

Total liabilities	34,674,000	10,098,000		44,772,000

Commitments and contingencies

Minority interest of limited partner in Operating Partnership	200,000	—		200,000

Stockholders’ equity:
Preferred stock, $0.01 par value; 200,000,000 shares authorized: none issued and outstanding	—	—		—
Common stock, $0.01 par value; 1,000,000,000 shares authorized; 2,679,584 shares issued and outstanding	27,000	6,000	(D)	33,000
Additional paid-in capital	23,627,000	5,096,000	(D)	28,723,000
Accumulated deficit	(911,000)	—		(911,000)

Total stockholders’ equity	22,743,000	5,102,000		27,845,000

Total liabilities, minority interest and stockholders’ equity	$57,617,000	$15,200,000		$72,817,000

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

NNN Healthcare/Office REIT, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the
Three Months Ended March 31, 2007

		Acquisition of
	Company	Commons V		Company Pro
	Historical (E)	Property (F)		Forma
Revenues:
Rental income	$742,000	$422,000	(G)	$1,164,000

Expenses:
Rental expenses	298,000	153,000	(H)	451,000
General and administrative	363,000	37,000	(I)	400,000
Depreciation and amortization	342,000	139,000	(G)	481,000

Total expenses	1,003,000	329,000		1,332,000

(Loss) income before other income (expense)	(261,000)	93,000		(168,000)
Other income (expense):
Interest expense (including amortization of deferred financing costs):
Interest expense realted to note payable to affiliate	(71,000)	—		(71,000)
Interest expense realted to mortgage loan payables	(201,000)	(141,000)	(J)	(342,000)
Interest and dividend income	1,000	—		1,000

Loss from continuing operations	$(532,000)	$(48,000)		$(580,000)

Loss from continuing operations per share — basic and diluted	$(0.73)			$(0.44)

Weighted — average number of common shares outstanding — basic and diluted	730,986	576,498	(K)	1,307,484

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

NNN Healthcare/Office REIT, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the
Period from April 28, 2006 (Date of Inception) through December 31, 2006

		Acquisition of
	Company	Commons V		Company Pro
	Historical (L)	Property (M)		Forma
Revenues:
Rental income	$—	$1,087,000	(N)	$1,087,000

Expenses:
Rental expenses	—	444,000	(O)	444,000
General and administrative	242,000	105,000	(P)	347,000
Depreciation and amortization	—	371,000	(N)	371,000

Total expenses	242,000	920,000		1,162,000

(Loss) income before other income (expense)	(242,000)	167,000		(75,000)
Other income (expense):
Interest expense (including amortization of deferred financing costs):
Interest expense related to mortgage loan payables	—	(376,000)	(Q)	(376,000)

Loss from continuing operations	$(242,000)	$(209,000)		$(451,000)

Loss from continuing operations per share — basic and diluted	$(149.03)			$(0.78)

Weighted — average number of common shares outstanding — basic and diluted	1,622	576,498	(R)	578,120

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

NNN Healthcare/Office REIT, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
1. Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2007.
(A) As reported in our March 31, 2007 Quarterly Report on Form 10-Q.
(B) Represents the purchase price of the assets acquired and liabilities incurred or assumed by NNN Healthcare/Office REIT Holdings, L.P. in connection with the acquisition of the Commons V property. We have assumed that the purchase price of $14,100,000, plus closing costs and acquisition fees, was financed through the secured loan (see below) and from the issuance of approximately 576,498 shares of common stock from our initial public offering. An acquisition fee of $423,000, or 3.0% of the purchase price, was paid to our advisor and its affiliate. The purchase price allocations are preliminary and are subject to change.
(C) We entered into a loan secured by the Commons V property with Wachovia Bank, National Association, or Wachovia, in the principal amount of $10,000,000. We received cash proceeds (net of closing costs and $111,000 of lender required reserves and $94,000 of prepaid payments) of approximately $9,652,000. The loan matures on June 11, 2017 and bears interest at a fixed rate of 5.54% per annum. The loan requires monthly interest-only payments for the first year and principal and interest payments thereafter until maturity.
(D) The Commons V property was acquired using proceeds, net of offering costs, received from our initial public offering through the acquisition date at $10.00 per share. The pro forma adjustments assume these proceeds were raised as of March 31, 2007.
2. Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2007.
(E) As reported in our March 31, 2007 Quarterly Report on Form 10-Q.
(F) Amounts represent the estimated operations of the Commons V property for the three months ended March 31, 2007.
(G) Depreciation expense on the portion of the purchase price allocated to building is recognized using the straight-line method and a 39 year life. Depreciation expense on improvements is recognized using the straight-line method over an estimated useful life between 47 and 72 months. Amortization expense on the identified intangible assets excluding above market leases is recognized using the straight-line method over an estimated useful life between 47 and 107 months.
The amounts allocated to above market leases are included in the identified intangible assets in the accompanying unaudited pro forma condensed consolidated balance sheet and are amortized to rental income over the remaining term of the leases which range between 17 and 55 months. Pro forma amortization of above market leases amortized to rental income for the three months ended March 31, 2007 is $(6,000), for the Commons V property.
The purchase price allocations, and therefore depreciation and amortization expense, are preliminary and subject to change.
(H) Pursuant to our advisory agreement, our advisor or its affiliates are entitled to receive, for services in managing our properties, a monthly property management fee of up to 4.0% of the gross cash receipts of the property. The historical rate was a flat monthly fee of $2,500. As a result, the pro forma amount shown is reflective of our current advisory agreement.
Also, adjustments were made for an incremental property tax expense assuming the acquisition price and historical property tax rate.

NNN Healthcare/Office REIT, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements — (Continued)
(I) Pursuant to our advisory agreement, our advisor or its affiliates are entitled to receive a monthly asset management fee calculated at one-twelfth of 1.0% of average invested assets, calculated as of the close of business on the last day of each month, subject to our stockholders receiving annualized distributions in an amount equal to at least 5.0% per annum on average invested capital. At the time of acquisition of the Commons V property, the stockholders had received annualized distributions greater than 5.0% per annum. As such, an asset management fee is reflected for the three months ended March 31, 2007 of $37,000 for the Commons V property.
(J) We entered into a loan secured by the Commons V property with Wachovia in the principal amount of $10,000,000. The loan matures on June 11, 2017 and bears interest at a fixed rate of 5.54% per annum. As such, this amount represents interest expense, and the amortization of the corresponding debt issuance costs, on the secured loan.
(K) Represents the weighted-average number of shares of common stock from our initial public offering required to generate sufficient offering proceeds to fund the purchase of the Commons V property. The calculation assumes the investment was acquired on April 28, 2006 (Date of Inception).
3. Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Period from April 28, 2006 (Date of Inception) through December 31, 2006.
(L) As reported in our December 31, 2006 Annual Report on Form 10-K.
(M) Amounts represent the estimated operations of the Commons V property from the period April 28, 2006 (Date of Inception) through December 31, 2006.
(N) Depreciation expense on the portion of the purchase price allocated to building is recognized using the straight-line method and a 39 year life. Depreciation expense on improvements is recognized using the straight-line method over an estimated useful life between 47 and 72 months. Amortization expense on the identified intangible assets excluding above market leases is recognized using the straight-line method over an estimated useful life between 47 and 107 months.
The amounts allocated to above market leases are included in the identified intangible assets in the accompanying unaudited pro forma condensed consolidated balance sheet and are amortized to rental income over the remaining term of the leases which range between 17 and 55 months. Pro forma amortization of above market leases amortized to rental income from the period April 28, 2006 (Date of Inception) through December 31, 2006 was $(16,000), for the Commons V property.
The purchase price allocations, and therefore depreciation and amortization expense, are preliminary and subject to change.
(O) Pursuant to our advisory agreement, our advisor or its affiliates are entitled to receive, for services in managing our properties, a monthly property management fee of up to 4.0% of the gross cash receipts of the property. The historical rate was a flat monthly fee of $2,500. As a result, the pro forma amount shown is reflective of our current advisory agreement.
Also, adjustments were made for an incremental property tax expense assuming the acquisition price and historical property tax rate.
(P) Pursuant to our advisory agreement, our advisor or its affiliates are entitled to receive a monthly asset management fee calculated at one-twelfth of 1.0% of average invested assets, calculated as of the close of business on the last day of each month, subject to our stockholders receiving annualized distributions in an amount equal to at least 5.0% per annum on average invested capital. At the time of acquisition of the Commons V property, the stockholders had received annualized distributions greater than 5.0% per annum. As such, an asset management fee is reflected for the period from April 28, 2006 (Date of Inception) through December 31, 2006 of $105,000 for the Commons V property.

NNN Healthcare/Office REIT, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements — (Continued)
(Q) We entered into a loan secured by the Commons V property with Wachovia in the principal amount of $10,000,000. The loan matures on June 11, 2017 and bears interest at a fixed rate of 5.54% per annum. As such, amount represents interest expense, and the amortization of the corresponding debt issuance costs, on the secured loan.
(R) Represents the weighted-average number of shares of common stock from our initial public offering required to generate sufficient offering proceeds to fund the purchase of the Commons V property. The calculation assumes the investment was acquired on April 28, 2006 (Date of Inception).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN Healthcare/Office REIT, Inc.
Date: July 6, 2007	By:	/s/ Scott D. Peters
		Name:	Scott D. Peters
		Title:	Chief Executive Officer